INCOME TAXES	12 Months Ended
Dec. 31, 2014
Income Taxes
INCOME TAXES

NOTE 8 – INCOME TAXES

Prior to the Merger Agreement, NuGene had elected to be treated as a "sub-chapter S corporation". Under the Internal Revenue Code NuGene paid no federal taxes and generally paid a state of California income tax of about 1.5% of taxable income. NuGene terminated their sub-chapter S election in December 2014 and accordingly is now subject to taxation as a C corporation.

The provision (benefit) for income taxes for the years ended December 31, 2014 and 2013 differs from the amount which would be expected as a result of applying the statutory tax rates to the losses before income taxes due primarily to changes in the valuation allowance to fully reserve net deferred tax assets.

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carry-forwards are expected to be available to reduce taxable income.

	December 31,
Deferred tax assets:	2014	2013
Net operating loss before non-deductible items	$(312,781)	$-
Tax rate	34%	34%
Total deferred tax assets	106,345	-
Less: Valuation allowance	(106,345)	-

Net deferred tax assets	$-	$-

The Company has provided a valuation allowance against the full amount of the deferred tax asset due to management’s uncertainty about its realization. As of December 31, 2014, the Company had approximately $459,550 in tax loss carryforwards that can be utilized future periods to reduce taxable income, and expire by the year 2033.